SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

ZENIX INCOME FUND INC.
(Name of Registrant as Specified In Its Charter)
Lauren L. Giudice
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2).
[   ]	$500 per each party to the controversy pursuant to Exchange Act Rule
 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
	2)	Aggregate number of securities to which transaction applies:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
	3)	Per unit price or other underlying value of transaction computed pursuant to
		Exchange Act Rule 0-11:1

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..
	4)	Proposed maximum aggregate value of transaction:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange
 Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..
	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

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


                             ZENIX INCOME FUND INC.

                             TWO WORLD TRADE CENTER

                            NEW YORK, NEW YORK 10048

             -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 11, 1994

             -----------------------------------------------------

To the Shareholders:


     Notice is hereby given that the Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund"), will be held at Two World Trade Center, 100th Floor, New York, New York on August 11, 1994, commencing at 10:00 a.m.


     The Annual Meeting is being held for the purposes of:


     1. electing six (6) Directors of the Fund (Proposal 1);


     2. ratifying the selection of Coopers & Lybrand as the independent accountants for the Fund for the current fiscal year of the Fund (Proposal 2); and

     3. transacting such other business as may properly come before the Annual Meeting and any adjournments thereof.


     The close of business on May 13, 1994 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                       By Order of the Directors,


                                       CHRISTINA T. SYDOR
                                       Secretary
June 15, 1994
New York, New York

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH BELOW. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For
example:

         REGISTRATION               VALID SIGNATURE
         ------------               ---------------
CORPORATE ACCOUNTS
- ------------------
(1)  ABC Corp....................... ABC Corp.
(2)  ABC Corp....................... John Doe, Treasurer
(3)  ABC Corp.
        c/o John Doe, Treasurer..... John Doe
(4)  ABC Corp. Profit Sharing Plan . John Doe, Trustee

TRUST ACCOUNTS
- --------------
(1)  ABC Trust...................... Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
        u/t/d 12/28/78.............. Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
- ----------------------------
(1)  John B. Smith, Cust.
        f/b/o John B. Smith, Jr.
        UGMA........................ John B. Smith
(2)  Estate of John B. Smith........ John B. Smith, Jr., Executor

                         ANNUAL MEETING OF SHAREHOLDERS


                                AUGUST 11, 1994


                 ---------------------------------------------


                             ZENIX INCOME FUND INC.


                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                 ---------------------------------------------

                                PROXY STATEMENT

                                  INTRODUCTION


     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Zenix Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund, to be held on August 11,
1994, or any adjournment or adjournments thereof (collectively, the "Meeting").
The Meeting will be held at Two World Trade Center, 100th Floor, New York, New York, at 10:00 a.m. This proxy statement and accompanying proxy card are first being mailed on or about June 15, 1994. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; the Greenwich Street Advisors Division of Mutual Management Corp. (the "Adviser"), the adviser for the Fund; The Boston Company Advisors, Inc., the sub-administrator for the Fund ("Boston Advisors"); and/or The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation, the transfer agent for the Fund. The total costs of proxy solicitation are expected to be approximately $6,000, and all costs and expenses incurred in connection with the preparation of this proxy statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 1994, has been or is being furnished to all shareholders of the Fund.


     If an enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the nominees for director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes"(that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a majority of the class of shares voted entitled to vote for each nominee, and approval of Proposal 2 requires the affirmative vote of a majority of the shares voted. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.


     In the event that a quorum is not present at a Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any one of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the By-laws of the Fund, as applicable, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote on the particular matter at the Meeting.


     The Board has fixed the close of business on May 13, 1994 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. The Fund has two classes of capital stock: common stock which has a par value of $.01 per share (the "Common
Stock"), and cumulative preferred stock, which has a par value of $.01 per share
(the "Preferred Stock"). At the close of business on the Record Date there were
13,024,867.786 shares of Common Stock outstanding and 30,000,000 shares of Preferred Stock outstanding (Common Stock and Preferred Stock together referred to as "Shares"). Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.


     As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth below, beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., a nominee partnership of the Depository

Trust Company, held 11,565 Shares, or 85.785% of the Fund's Shares. Of the Shares held by Cede & Co., Smith Barney Inc. ("Smith Barney") did not hold of record any Shares. As of the Record Date, the officers and Board Members of the
Fund as a group beneficially owned less than 1% of the Shares of the Fund.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 10:00 a.m. on August 11, 1994.

     The following table shows certain information about the executive officers of the Fund, other than Heath B. McLendon, for whom comparable information is provided in the discussion of Proposal 1 below. Each officer of the Fund serves at the discretion of the Board.

                                               AMOUNT (AND
                                              PERCENTAGE) OF
                                               OUTSTANDING
                                                SHARES OF
                                               COMMON STOCK
                                               BENEFICIALLY     PRINCIPAL
OCCUPATION
                                  OFFICE       OWNED* AS OF     DURING THE
PAST FIVE
NAME (AGE) AND ADDRESS             HELD      THE RECORD DATE           YEARS
- ----------------------            ------     ---------------    --------------
- ------
Stephen J. Treadway (46)       President           None        Executive Vice
 1345 Avenue of the Americas                                   President and
 New York, NY 10105                                            Director of
Smith
                                                               Barney;
Director
                                                               and President
of
                                                               Mutual
Management
                                                               Corp., and
Smith,
                                                               Barney
Advisers,
                                                               Inc.; and
Trustee
                                                               of Corporate
                                                               Realty Income
                                                               Trust I

Richard P. Roelofs (40)        Executive           None        Managing
Director
 Two World Trade Center        Vice                            of Smith Barney
 New York, NY 10048            President                       and President
of
                                                               Smith Barney
                                                               Investment
                                                               Strategy
Advisors
                                                               Inc.; prior to
                                                               July 1993,
Senior
                                                               Vice President
of
                                                               Shearson Lehman
                                                               Brothers Inc.
                                                               ("Shearson
Lehman
                                                               Brothers") and
                                                               Vice President
of
                                                               Shearson Lehman
                                                               Investment
                                                               Strategy
Advisors
                                                               Inc.

                                                 AMOUNT (AND
                                                PERCENTAGE) OF
                                                 OUTSTANDING
                                                  SHARES OF
                                                 COMMON STOCK
                                                 BENEFICIALLY     PRINCIPAL
OCCUPATION
                                    OFFICE       OWNED* AS OF     DURING THE
PAST FIVE
NAME (AGE) AND ADDRESS               HELD      THE RECORD DATE           YEARS
- ----------------------              ------     ---------------    ------------
- --------
Lewis E. Daidone (37)            Chief               None        Managing
Director
  1345 Avenue of the Americas    Financial                       of Smith
Barney
  New York, NY 10105             and                             and Greenwich
                                 Accounting                      Street
Advisors;
                                 Officer and                     Director and
                                 Treasurer                       Senior Vice
                                                                 President of
                                                                 Mutual
Management
                                                                 Corp. and
Smith
                                                                 Barney
Advisors;
                                                                 prior to
January
                                                                 1990 Senior
Vice
                                                                 President and
                                                                 Chief
Financial
                                                                 Officer of
                                                                 Cortland
                                                                 Financial
Group,
                                                                 Inc.

Christina T. Sydor (43)          Secretary           None        Managing
Director
  1345 Avenue of the Americas                                    of Smith
Barney
  New York, NY 10105                                             and Secretary
of
                                                                 Mutual
Management
                                                                 Corp. and
Smith
                                                                 Barney
Advisors

John C. Bianchi (38)             Vice                None        Managing
Director
  Two World Trade Center         President                       of Greenwich
  New York, New York 10048       and                             Street
Advisors
                                 Investment                      and Senior
Vice
                                 Officer                         President of
                                                                 Smith Barney;
                                                                 prior to
July,
                                                                 1993,
Managing
                                                                 Director of
                                                                 Shearson
Lehman
                                                                 Advisors

- ---------------

 * For this purpose "beneficial ownership" is defined under Section 13(d) of the
   Exchange Act. The information as to beneficial ownership is based solely upon information furnished to the Fund by the officers.


PROPOSAL 1:  TO ELECT SIX (6) DIRECTORS OF THE FUND

     The first proposal to be considered at the Meeting is the election of six
(6) Directors of the Fund.

     Under the terms of the Fund's Charter, the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund. Charles F. Barber and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by the holders of Preferred Stock as Preferred Directors ("Preferred Directors"). The Fund's Charter further provides that the holders of Common Stock are entitled as a class, to the exclusion of holders of Preferred Stock, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's

Board of Directors for election by holders of Common Stock as Common Directors ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon and Allen J. Bloostein, shall be elected by the holders of shares of Common Stock and Preferred Stock voting together as a single class as
Common Directors and Preferred Directors.

     Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.


     Section 16(a) of the Exchange Act requires the Fund's officers and Directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during fiscal year 1993, all filing requirements applicable to such persons were complied with.


     Each Director who is not an "interested person" of the Fund (an "Independent Board Member") receives a fee of $5,000 per annum plus $500 per meeting attended, and reimbursement for travel and out-of-pocket expenses. The aggregate remuneration paid to Directors by the Fund for the fiscal year ended March 31, 1994 amounted to $27,457 (including reimbursement for travel and out-of-pocket expenses). The Board of Directors held five meetings during the fiscal year ended March 31, 1994, four of which were regular meetings.

     The Board has an Audit Committee consisting of all Independent Board Members. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of accountants. The Audit Committee met twice during the fiscal year ended March 31, 1994. Each incumbent Director attended at least 75% of the meetings of the Board and committees of which he is a member that were held during the period they were in office in the last fiscal year.

     Each of the nominees for Director of the Fund currently serves as a Director of the Fund. If elected, each Director will hold office until the next
Annual Meeting of Shareholders or until his successor shall have been elected and qualified. Any Director may resign and any Director may be removed at any meeting of shareholders called for that purpose by a vote of a majority of the votes entitled to be cast for election of Directors. In case a vacancy shall exist for any reason, the remaining Directors may fill the vacancy by appointing another Director. If at any time less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will call a shareholder's meeting for the purpose of electing Directors.

     Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Fund, together with certain other information:


                                          AMOUNT (AND
                                         PERCENTAGE) OF
                                          OUTSTANDING
                                           SHARES OF                PRINCIPAL
                                          COMMON STOCK              OCCUPATION
                                          BENEFICIALLY              AND OTHER
                           BOARD MEMBER     OWNED**
DIRECTORSHIPS***
                             OF FUND       AS OF THE                DURING THE
 NAME (AGE) AND ADDRESS       SINCE       RECORD DATE            PAST FIVE
YEARS
 ----------------------    ------------  --------------          -------------
- --
Charles Barber (75)            1989         1,989.24     Consultant; formerly
Chairman of
  66 Glenwood Drive                          (.02%)      the Board, ASARCO
Incorporated
  Greenwich, CT 06830

Allan J. Bloostein (63)        1992           None       Consultant; formerly
Vice
  27 West 67th Street,                                   Chairman of the Board
of May
  Apt. 5FW                                               Department Stores
Company;
  New York, NY 10023                                     Director of Crystal
Brands,
                                                         Inc., Melville Corp.,
R.G. Barry
                                                         Corp. and Hechinger
Co.

Martin Brody (71)              1988        72,184.43     Vice Chairman of the
Board of
  Three ADP Boulevard                        (.55%)      Directors of
Restaurant
  Roseland, NJ 07068                                     Associates Corp.;
Director of
                                                         Jaclyn, Inc., an
apparel
                                                         manufacturer

Dwight B. Crane (55)           1988           None       Professor, Graduate
School of
  Harvard Business School                                Business
Administration, Harvard
  Soldiers Field Road                                    University; Director
of Peer
  Boston, MA 02163                                       Review Analysis, Inc.

Robert A. Frankel (67)         1994           None       Consultant; formerly
Corporate
  102 Grand Street                                       Vice President of the
Reader's
  Croton-on-Hudson, N.Y.                                 Digest.
  10520

Heath B. McLendon* (60)        1988        11,876.00     Executive Vice
President of
  Two World Trade Center                     (.09%)      Smith Barney;
Chairman of the
  New York, NY 10048                                     Board of Smith Barney
Strategy
                                                         Advisers Inc.; prior
to July
                                                         1993, Senior
Executive Vice
                                                         President of Shearson
Lehman
                                                         Brothers and Vice
Chairman of
                                                         Shearson Asset
Management;
                                                         Director of PanAgora
Asset
                                                         Management, Inc. and
PanAgora
                                                         Asset Management
Limited,
                                                         investment advisory
affiliates
                                                         of Shearson Lehman
Brothers

All directors and                          86,049.67
  officers as a group                        (.66%)
(11 persons including
the foregoing)

- ---------------


  * "Interested person" of the Fund, as defined in the Investment Company Act of
    1940 (the "1940 Act"), by virtue of his position as an officer or director of the Adviser or one of its affiliates.


 ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based solely upon information furnished to the Fund by the nominees/directors.

*** Directorships, general partnerships or trusteeships of companies that are required to report to the SEC, other than open-end registered investment companies.

REQUIRED VOTE


     Election of the listed nominees for Director will require the affirmative vote of (a) the holders of a majority of the shares of Preferred Stock represented in person or by proxy at the Meeting, in the case of the two Preferred Directors; (b) the holders of a majority of the shares of Common Stock represented in person or by proxy at the Meeting, in the case of the two Common
Directors; (c) the holders of a majority of Shares represented in person or by proxy at the Meeting voting to gather as a single class, in the case of the remaining Directors.

         THE BOARD OF THE FUND, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO
THE
         BOARD.


PROPOSAL 2:  TO RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT
             ACCOUNTANTS FOR THE FUND FOR THE CURRENT FISCAL YEAR

     The second proposal to be considered at the Meeting is the ratification of the selection of Coopers & Lybrand as the independent public accountants for the
Fund.


     Coopers & Lybrand, One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Fund for the fiscal year ended March 31, 1994, and has been selected to serve in this capacity for the Fund's current fiscal year by at least a majority of the Independent Board Members. Coopers & Lybrand has informed the Fund that it has no direct or indirect financial interest in the Fund, Smith Barney, or any of their affiliates. Representatives of Coopers & Lybrand are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and will respond to appropriate questions.


REQUIRED VOTE


     Ratification of the selection of Coopers & Lybrand as independent accountants for the Fund requires the affirmative vote of the holders of a majority of the votes cast at the Meeting in person or by proxy.


         THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT BOARD
MEMBERS,
         RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER


     The Adviser, located at Two World Trade Center, New York, New York 10048, has served as the investment adviser to the Fund since July 30, 1993 pursuant to an investment advisory agreement dated July 30, 1993 (the

"Advisory Agreement"). The Adviser (through its predecessors) has been in the investment counseling business since 1934 and is a division of Mutual Management
Corp. ("MMC") which was incorporated in 1978. The Adviser renders investment advice to investment companies that had assets under management as of April 30,
1994 in excess of $42.6 billion. MMC is a wholly owned subsidiary of Smith Barney which in turn is a wholly owned subsidiary of the Travelers Inc. ("Travelers"). The principal executive offices of Smith Barney and Travelers are
1345 Avenue of the Americas, New York, New York 10105, and 65 East 55th
Street,
New York, New York 10022, respectively.

     Prior to July 30, 1993, Shearson Lehman Advisors, a member of the investment management group of the SLB Asset Management Division of Shearson Lehman Brothers, served as investment adviser to the Fund. As of the close of business on July 30, 1993, Travelers (which at the time was known as Primerica Corporation) and Smith Barney, Harris Upham & Co. Incorporated completed the acquisition of substantially all of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers, and Smith Barney, Harris Upham & Co. Incorporated was renamed Smith Barney Shearson Inc. On June 1, 1994,
Smith Barney Shearson Inc. was renamed Smith Barney Inc. As of the close of business on July 30, 1993, the Adviser succeeded Shearson Lehman Advisors as the
Fund's investment adviser. The new investment advisory agreement with the Adviser contains terms and conditions substantially similar to the investment advisory agreement with the predecessor investment adviser and provides for payment of fees at the same rate as was paid to such predecessor investment adviser.

     As of the Record Date, the Directors and/or executive officers of the Fund beneficially owned (or were deemed to beneficially own pursuant to the rules of the SEC) less than 1% of the shares of common stock of Travelers. The name, principal occupation and address of each director and principal executive officer of the Adviser are set forth in Exhibit A hereto. An audited balance sheet for MMC as of December 31, 1993 is set forth as Exhibit B hereto.


THE ADVISORY AGREEMENT

     The Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Independent Board Members on April 7, 1993, and by the Fund's shareholders on June 9, 1993. Under the terms of the Agreement, the Adviser is required, subject to the supervision and approval of the Board of the Fund, to manage the Fund's investments in accordance with the investment objectives and policies as stated in the Fund's Prospectus. The Adviser is responsible for making investment decisions, supplying investment research and Fund management services and placing orders to purchase and sell securities on behalf of the Fund.


     In consideration of services rendered by the Adviser pursuant to the Advisory Agreement, the Fund pays a monthly fee at the annual rate of .50% of the Fund's average monthly net assets. Pursuant to the Advisory Agreement and its previous investment advisory agreement, the Fund paid a total of $723,502 in advisory fees for the fiscal year ended March 31, 1994.

     The Adviser bears all expenses in connection with the performance of its services under the Advisory Agreement. Other expenses incurred in the operation of the Fund are borne by the Fund, including taxes, interest, brokerage fees and commissions, if any; fees of the Board Members who are not officers, directors, shareholders or employees of the Adviser, the Fund's administrator or sub-administrator and their affiliates; SEC fees and state blue sky qualification fees; charges of custodian and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of investor services (including allocable telephone and personnel expenses); costs of preparation and printing of shareholders' reports; costs incurred in connection with meetings of the Board and of the shareholders of the Fund; listing fees; and any extraordinary expenses.

     If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Advisory Agreement (and the administration agreement) but excluding interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser will reduce its advisory fees to the Fund for the excess expense to the extent required by state law in the same proportion as its advisory fee bears to the Fund's aggregate fees for investment advice and administration. Proportionate reductions would also be made by the Fund's administrator. This expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.


     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.


     Pursuant to its terms, the Advisory Agreement will remain in effect for an initial two-year term and will continue in effect for successive periods if and so long as such continuance is specifically approved annually by (a) the Fund's
Board or (b) a "majority vote" of the Fund's shareholders, as that term is defined in the 1940 Act (a "Majority Vote"), provided that in either event, the continuance also is approved by a majority of the Independent Board Members by vote cast in person at a meeting called for the purpose of voting on approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of the Fund or by a Majority Vote of the Fund's shareholders, or on 90 days' written notice by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended).

PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Fund are made by the Adviser, subject to the overall review of the Fund's Board. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     Transactions on U.S. stock exchanges and many foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are repurchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute Fund transactions on behalf of the Fund, the Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Adviser is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under an Agreement are not reduced by reason of the Fund's or the Adviser's receiving brokerage and research services. Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.
Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Fund, and the services furnished by the brokers may be used by the Adviser in providing investment management for the Fund. During the last fiscal year of the Fund, neither the Fund nor its Adviser, pursuant to any agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Fund's brokerage transactions to a broker or brokers because of research services provided. The Board of the Fund periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by the Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, subject to the approval of the Board of the Fund, transactions for the Fund may be executed through Smith Barney and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers.

     The Fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating to the security of which Smith Barney is a member, except to the extent permitted by the SEC.

     For the fiscal year ended March 31, 1994, the Fund did not incur any brokerage commissions.

                      SUBMISSION OF SHAREHOLDER PROPOSALS


     Shareholders wishing to submit proposals for inclusion in a proxy statement for the 1995 annual meeting of shareholders must submit their proposals for inclusion in the proxy materials relating to the next annual meeting in writing to the Secretary of the Fund, c/o Smith Barney Inc., 1345 Avenue of the Americas, New York, New York 10105, no later than February 15, 1995.


                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING


     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Fund. Meetings of shareholders for any other purpose also shall be called by the President or Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.


June 15, 1994


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                  EXHIBIT LIST

EXHIBIT A   Name, Position with, Principal Occupation and Address
            of each Director and Principal Executive Officer of
            the Adviser.
EXHIBIT B   Audited balance sheet of MMC.

                                                                       EXHIBIT
A

                        NAME, OCCUPATION AND ADDRESS OF
                             EXECUTIVE OFFICERS OF
                           GREENWICH STREET ADVISORS

     The name, position with Greenwich Street Advisors and principal occupation of each executive officer and director of Greenwich Street Advisors are set forth in the following table. The business address of each such person is Two
World Trade Center, New York, New York 10048.


                        POSITION WITH GREENWICH
NAME                        STREET ADVISORS         PRINCIPAL OCCUPATION
- ----                    -----------------------     --------------------
Thomas B. Stiles II      Chairman and Chief        Executive Vice
                         Executive Officer         President of Smith
                                                   Barney
John C. Bianchi          Managing Director         Same
Robert Brady             Managing Director         Same
Ellen S. Cammer          Managing Director         Same
James Conroy             Managing Director         Same
Joseph P. Deane          Managing Director         Same
Kenneth Egan             Managing Director         Same
Jay Gerken               Managing Director         Same
Jack Levande             Managing Director         Same
Lawrence T. McDermott    Managing Director         Same
Ronald Perry             Managing Director         Same
Kevin Reed               Managing Director         Same
Phyllis M. Zahorodny     Managing Director         Same
George Novello           Managing Director         Same

                                                                       EXHIBIT
B

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Mutual Management Corp.:


     We have audited the accompanying consolidated statement of financial condition of Mutual Management Corp. (a wholly-owned subsidiary of Smith Barney
Holdings Inc.) and its Subsidiary as of December 31, 1993. This consolidated financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of financial condition is free of material misstatement. An audit of a consolidated statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the consolidated statement of financial condition provides a reasonable basis for our opinion.


     In our opinion, the consolidated statement of financial condition referred to above presents fairly, in all material respects, the financial position of Mutual Management Corp. and its Subsidiary as of December 31, 1993 in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick

New York, New York
March 14, 1994

                     MUTUAL MANAGEMENT CORP. AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                               DECEMBER 31, 1993


                              ASSETS
Cash.................................                  $        238
Management fees receivable...........                    13,428,876
Investments in affiliated mutual
  funds, at market...................                     1,074,258
Furniture and fixtures, net of
  accumulated depreciation and
  amortization, of $142,035..........                       193,356
Investment advisory contracts, net of
  accumulated amortization, of
  $26,185,930........................                   476,513,330
Receivable from affiliate............                       208,595
Other assets.........................                    24,513,330
                                                       ------------
                                                       $515,932,636
                                                       ============
               LIABILITIES AND STOCKHOLDER'S EQUITY

Note Payable to Parent...............                  $412,389,100
Payable to Parent and affiliate......                    37,487,039
Stockholder's equity:
  Common stock ($1 par value)........  $       500
  Additional paid-in capital.........   49,053,121
  Retained earnings..................   16,836,177
  Cumulative translation
     adjustment......................      166,699
                                       -----------
                                       $66,056,497
                                                       ------------
                                                       $515,932,636
                                                       ============

NOTES:


(1) Organization -- Mutual Management Corp. ("MMC"), a wholly-owned subsidiary of Smith Barney Shearson Holdings, Inc. ("Parent") (formerly Smith Barney Holdings, Inc.), is a registered investment adviser and acts pursuant to management agreements as investment manager to sixty-eight investment company portfolios and as administrator of The Inefficient-Market Fund,
Inc.
    MMC provides each company with personnel, investment advice, office space and administrative services at fees based on the net assets of each fund. The consolidated statement of financial condition includes the accounts of Smith Barney Asset Management Corp., a wholly-owned subsidiary of MMC. Significant intercompany balances have been eliminated in consolidation.

(2) Shearson Acquisition -- On July 31, 1993, Smith Barney, Harris Upham & Co. Incorporated ("SBHU"), together with certain of its affiliates (including
    MMC) and The Travelers Inc. (formerly Primerica Corporation) acquired the domestic retail brokerage and asset management businesses ("Shearson") of Shearson Lehman Brothers Holdings Inc. and its subsidiaries, a subsidiary of
    American Express Company. Shearson was combined with the operations of SBHU and its affiliates, and SBHU was renamed Smith Barney Shearson Inc.
("SBS").
    The acquisition included the contracts to manage fifty-one of Shearson's investment company portfolios.


(3) Related Party Transactions -- SBS provides MMC with executive and administrative services (e.g., accounting, legal, personnel, facilities, mail and other support services) and order processing support on a basis mutually agreed upon. Receivable from and payable to affiliate are non-interest bearing. Investments in affiliated mutual funds represent shares of
    Smith Barney Money Funds, Inc., Smith Barney Muni Funds and Smith Barney
Tax
    Free Money Fund, Inc. Such investments are carried at market value. In
1993,
    MMC transferred a deferred tax liability, resulting from the adoption of Statement of Financial Accounting Standard No. 109 on January 1, 1992, to the Parent pursuant to a tax sharing agreement. The resulting payable to Parent is non-interest bearing. Substantially all cash collected by MMC relating to management fees is remitted to the Parent in the form of dividends.

(4) Income Taxes -- Under an income tax allocation arrangement with the Parent and The Travelers Inc., MMC's federal, state and local income taxes are provided for on a separate return basis without regard to timing differences, and are subject to the utilization of tax attributes in The Travelers Inc. consolidated income tax provision. Under the tax sharing agreement, MMC remits taxes to the Parent.


(5) Investment Advisory Contracts -- Investment advisory contracts include $387,015,720 of value ascribed to the acquired Shearson investment company portfolios purchased by MMC (see note 2). The cost of these contracts is being amortized over twenty years on a straight-line basis.


    In addition, the balance also includes the amortized cost assigned to certain investment advisory contracts in connection with the acquisition of
    the Parent by Commercial Credit Group, Inc. in December 1988. The combined successor firm subsequently changed its name to Primerica Corporation (now The Travelers Inc.). The cost of these contracts is being amortized over thirty years on a straight-line basis.

(6) Note Payable -- At December 31, 1993 note payable to Parent represents a demand note at a rate of LIBOR plus .75%. The note was issued for the financing of investment advisory contracts (purchased on July 31, 1993

    (see note 2) and certain deferred expenses originally paid by SBS relating to closed end funds sponsored by MMC.

    On November 1, 1993 MMC paid the third and final installment of a promissory note to SBS relating to the transferral of the investment advisory contract for the Vantage Money Market Funds from SBS in October, 1990.

(7) Stockholder's Equity -- Common shares authorized consist of 5,000 shares of
    Class A (non-voting) and 5,000 shares of Class B (voting). At December 31, 1993, 449 Class A shares and 51 Class B shares were issued and outstanding.
    In connection with the acquisition of Smith Barney Inc. by Primerica Corporation on June 19, 1987 and the subsequent acquisition of Primerica Corporation by Commercial Credit Group, Inc. in December 1988, MMC was recapitalized and its retained earnings on both dates were transferred to additional paid-in capital.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
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(Please Detach at Perforation Before Mailing)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. .

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS			FOR all nominees listed
	WITHHOLD AUTHORITY
							(except as marked to the
	to vote for all nominees
	Charles F. Barber, Robert A. Frankel,		contrary below)
	Allan J. Bloostein and Heath B. McLendon

(Instruction: To withhold authority for any nominee, write his name on the line provided below.)
___________________________________________________________________________


2.	To ratify the selection of Coopers & Lybrand as	FOR
	AGAINST  		ABSTAIN
	independent accountants for the Fund




VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. .

ZENIX INCOME FUND INC.							PROXY
SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Preferred Stock of Zenix Income
Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath
B. McLendon, Richard P. Roelofs, Christina T. Sydor and Lee D.
Augsburger attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of the Fund that the undersigned is entitled to vote at the Annual
Meeting of Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund, Two World Trade Center, New York, New York on
August 11, 1994 at 10:00 a.m., and any adjournment or adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 15, 1994 and hereby instructs said attorneys and proxies to vote said shares as indicated
herein.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one)
shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.
										     PLEASE
SIGN, DATE AND RETURN
										PROMPTLY IN THE
ENCLOSED ENVELOPE

		Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		DATE: _________________________________________
		_______________________________________________
		_______________________________________________
			Signature(s) (Title(s), if applicable)


VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. .

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS		FOR all nominees listed  	WITHHOLD
AUTHORITY
						(except as marked to the		to
vote for all nominees
	Martin Brody, Dwight B. Crane,		contrary below)
	Allan J. Bloostein and Heath B. McLendon

(Instruction: To withhold authority for any nominee, write his name on the line provided below.)
___________________________________________________________________________


2.	To ratify the selection of Coopers & Lybrand as	FOR
	AGAINST  		ABSTAIN
	independent accountants for the Fund




VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. .

ZENIX INCOME FUND INC.				PROXY SOLICITED BY THE
BOARD OF DIRECTORS
The undersigned holder of shares of Common Stock of Zenix Income Fund
Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B.
McLendon, Richard P. Roelofs, Christina T. Sydor and Lee D.
Augsburger attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the
Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund, Two World Trade Center, New York, New York on August 11,
1994 at 10:00 a.m., and any adjournment or adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and
Proxy Statement dated June 15, 1994 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute
(or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies
hereunder.  The undersigned hereby revokes any proxy previously given.
										     PLEASE
SIGN, DATE AND RETURN
										PROMPTLY IN THE
ENCLOSED ENVELOPE

		Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		DATE: _________________________________________
		_______________________________________________
		_______________________________________________
			Signature(s) (Title(s), if applicable)



g:\shared\domestic\clients\shearson\funds\zif\proxcrd.doc